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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 2006

                            The Lamson & Sessions Co.
             (Exact name of registrant as specified in its charter)

            Ohio                           1-313                  34-0349210
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

25701 Science Park Drive, Cleveland, Ohio                         44122-7313
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (216) 464-3400

   ___________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On March 30, 2006, The Lamson & Sessions Co. (the "Company") issued a press release revising its estimate ranges for net sales and earnings for the first quarter of 2006. A copy of such press release is included as Exhibit 99.1 hereto and incorporated herein by reference.

     This Form 8-K and the attached Exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

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
Number   Exhibit
------   -------
99.1     Press release, dated March 30, 2006
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE LAMSON & SESSIONS CO.


                                        By: /s/ James J. Abel
                                            ------------------------------------
                                        Name: James J. Abel
                                        Title: Executive Vice President,
                                               Secretary, Treasurer and Chief
                                               Financial Officer

Dated: March 30, 2006

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                                INDEX TO EXHIBITS

NUMBER   EXHIBIT
------   -------
99.1     Press release, dated March 30, 2006